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                                                                    Exhibit 23.1

                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Extendicare Health Services, Inc.

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.


/s/ KPMG

Milwaukee, Wisconsin
July 26, 2002